Exhibit 10.38

EXECUTION VERSION

AMENDMENT NO. 1
TO THE ABL CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of April 4, 2012, among 99¢ ONLY STORES (the successor by merger with Number Merger Sub, Inc.) (the “Borrower”), NUMBER HOLDINGS, INC. (“Holdings”), each other Loan Party party hereto, each Lender party hereto and ROYAL BANK OF CANADA (“Royal Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”) to the Existing Credit Agreement (as defined below).  Unless otherwise indicated, capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement referred to below.

PRELIMINARY STATEMENT:

Holdings, the Borrower, the Lenders party thereto, Royal Bank, as Administrative Agent and as Collateral Agent and the other agents party thereto, entered into that certain $175,000,000 Credit Agreement dated as of January 13, 2012 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date of this Amendment, the “Existing Credit Agreement”; as amended by this Amendment and as otherwise may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; and the Lenders party to the Existing Credit Agreement immediately prior to the effectiveness of this Amendment being the “Existing Lenders”).

Holdings, the Borrower, the Administrative Agent and the Requisite Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

SECTION 1.         Amendment to the Existing Credit Agreement.  Section 9.14 of the Existing Credit Agreement is, effective as of the Amendment Effective Date, hereby amended by deleting the existing table in its entirety and replacing it with the following:

FISCAL YEAR ENDING (ON OR ABOUT)	MAXIMUM CAPITAL EXPENDITURES
Fiscal Year ending March 31, 2013	$53,800,000
Fiscal Year ending March 31, 2014	$56,200,000
Fiscal Year ending March 31, 2015	$59,500,000
Fiscal Year ending March 31, 2016	$56,000,000
Fiscal Year ending March 31, 2017	$61,000,000

SECTION 2.         Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)           The Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, the other Loan Parties, the Administrative Agent and the Requisite Lenders.

(b)           The Borrower shall have paid (i) all reasonable, documented and invoiced fees payable to Royal Bank as agreed in writing between Royal Bank and the Borrower and (ii) all reasonable fees, expenses and disbursements of Paul Hastings LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Amendment to the extent invoiced at least three (3) Business Days prior to the date hereof.

(c)           (i) On and as of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, (A) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (B) no Default shall exist, or would result from, this Amendment or any other transaction contemplated by this Amendment and (ii) the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying as to the matters set forth in this Section 2(c).

(d)           All conditions contained in Section 3 of that certain Amendment No. 1 to the $525,000,000 Credit Agreement, dated as of April 4, 2012, among the Borrower, Holdings, the loan parties party thereto, each Participating Lender (as defined therein) party thereto and Royal Bank as Administrative Agent (as defined therein) shall have been, or concurrently with the effectiveness of this Amendment be, satisfied (or waived).

SECTION 3.         Consent and Affirmation of the Loan Parties.  Each Loan Party (prior to and after giving effect to this Amendment) hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended or modified by this Amendment.  For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 4.         Representations and Warranties.  (a) Each Loan Party represents and warrants, on and as of the Amendment Effective Date, that: (i) it has the corporate or other organizational power to execute and deliver this Amendment, and all corporate or other organizational action required to be taken by it for the execution, delivery and performance by it of this Amendment and the consummation of the transactions contemplated hereby has been taken; (ii) this Amendment has been duly authorized, executed and delivered by it; and (iii) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery of this Amendment, except for such actions, consents, approvals, registrations or filings as have been taken or the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect.

(b)           Each Loan Party hereby represents and warrants that, on and as of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.         Reference to and Effect on the Credit Agreement.

(a)           On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

(b)           The Credit Agreement, as specifically amended and otherwise modified by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Credit Agreement.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document.

SECTION 6.         Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8.         Headings.  Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 9.         Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired hereby.

SECTION 10.       Notices; Successors; Waiver of Jury Trial.  All communications and notices hereunder shall be given as provided in the Credit Agreement.  The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.  Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

NUMBER HOLDINGS, INC.,
as Holdings

By:	/s/ Eric Schiffer
Name:	Eric Schiffer
Title:	Chief Executive Officer

99¢ ONLY STORES,
as the Borrower

By:	/s/ Eric Schiffer
Name:	Eric Schiffer
Title:	Chief Executive Officer

99 CENTS ONLY STORES,
as a Guarantor

By:	/s/ Eric Schiffer
Name:	Eric Schiffer
Title:	Chief Executive Officer

99 CENTS ONLY STORES TEXAS, INC.,
as a Guarantor

By:	/s/ Eric Schiffer
Name:	Eric Schiffer
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Dan Mascioli
Name:	Dan Mascioli
Title:	Attorney in Fact

By:	/s/ Robert S. Kizell
Name:	Robert S. Kizell
Title:	Attorney-in-fact

BANK OF MONTREAL,
as a Lender

By:	/s/ Craig Thistlethwaite
Name:	Craig Thistlethwaite
Title:	Director

CITY NATIONAL BANK,
as a Lender

By:	/s/ Mia Bolin
Name:	Mia Bolin
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Courtney E. Meehan
Name:	Courtney E. Meehan
Title:	Vice President

HSBC BANK USA N.A.,
as a Lender

By:	/s/ Kathryn E. Benjamin
Name:	Kathryn E. Benjamin
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ Paul Ramseur
Name:	Paul Ramseur
Title:	Vice President/Head of Risk Mgt.

By:	/s/ Stephanie Marinello
Name:	Stephanie Marinello
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]